CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Kosta N. Kartsotis, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Fossil, Inc. on Form 10-Q for the quarter ended April 2, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on 10-Q fairly presents in all material respects the financial condition and results of operations of Fossil, Inc.

Date: May 12, 2005	By:	/s/ Kosta N. Kartsotis
	Name:	Kosta N. Kartsotis
	Title:	Director, President and Chief Executive Officer